Item 1: Report to Shareholders

Growth Stock Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

As we mentioned in our last shareholder letter, Bob Smith stepped down as portfolio manager of the Growth Stock Fund to assume new responsibilities as portfolio manager of the firm’s International Stock Fund. As a fellow shareholder, I would like to personally thank Bob for his tremendous stewardship of the fund over the past 10 years, and as the new portfolio manager, I’d like to thank him for his time and effort during the past six months to help ensure a smooth transition. I’d also like to reiterate that this fund’s investment philosophy remains unchanged. We continue to rely on the strength of our independent research group to conduct rigorous research and analysis. Our mission is to select companies for the portfolio that exhibit above-average earnings and free cash flow growth, while maintaining an awareness of stock valuations. We are longer-term investors entrusted with our role as caretakers of your financial goals.

U.S. stocks generally declined in the second half of 2007, but most major indexes finished the year with gains. Market volatility was extremely high, and in October and November, the broad S&P 500 Index suffered its first correction—a drop of 10% or more—in about five years. As measured by various Russell indexes, growth stocks held up much better than value across all market capitalizations.

HIGHLIGHTS

• Stocks overall finished the year with gains in an equity environment characterized by sharp volatility.

• The fund posted moderate results in 2007, beating the broad market but lagging its key benchmarks.

• Strong stock selection in industrials and business services contributed positively to relative performance, while holdings in consumer staples restrained results.

• We are concerned about a slowing economy and rising inflation in 2008, but we remain optimistic about our strategy of finding and holding companies offering solid earnings and cash flow growth.

PERFORMANCE COMPARISON

The Growth Stock Fund eked out a positive return during the past six months and generated good results for the 2007 calendar year. As shown in the table, these results outperformed the S&P 500 Index, but they trailed the Lipper Large-Cap Growth Funds Index and the Russell 1000 Growth Index in both periods. (Results for Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.) Unfavorable group weightings hindered the fund’s performance, but they were partially offset by solid stock selection in various sectors.

MARKET ENVIRONMENT

Equities fell as rising subprime mortgage defaults and delinquencies forced many vulnerable Wall Street firms and commercial banks to report substantial losses. Contributing to the bearish sentiment was the evaporation of credit market liquidity in August. In response, the Federal Reserve reduced short-term interest rates three times during the second half of the year and took other measures to keep credit market distress from further weakening the economy. Concerns about consumer spending, slower corporate profit growth, and rising oil prices also weighed on the stock market. The boom in leveraged buyouts, which was very supportive for equities in the first half of the year, petered out due to tighter lending conditions.

In the large-cap universe, financials fell sharply as mortgage losses mounted at major banks and brokerages. Consumer discretionary shares also stumbled as rising oil prices, declining home values, and weakening economic activity threatened to discourage consumer spending on nonessentials. On the plus side, energy stocks performed well as oil flirted with $100 per barrel. Consumer staples stocks, whose business prospects are not closely tied to the health of the economy, also produced good returns. In addition, shares of utilities, which often act like bonds because of their relatively high dividends, appreciated as interest rates declined.

PORTFOLIO REVIEW

Strong stock selection in industrials and business services contributed positively to relative performance. Our position in Danaher helped in the second half of the year. The company is a leading manufacturer of professional instrumentation, medical technologies, industrial technologies, and tools and components, and it serves both the industrial and consumer markets. The firm announced record third-quarter results and remains well positioned to continue to grow earnings in the coming months. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Also within the sector, Deere reported earnings that exceeded expectations in its fiscal fourth quarter due to strong international demand for its products. We closed the year slightly underweight in industrials, with allocations in industrial conglomerates, machinery and construction, and engineering. We were net buyers of stocks in the group due to our belief in the continued need for the build-out of critical infrastructure, particularly in the developing world. We initiated a position in McDermott International and added to Foster Wheeler, believing that these companies should benefit from the global demand for energy and power infrastructure after a long period of underinvestment in these areas.

The financials sector produced both positive and negative effects, as strong stock selection was partially offset by a detrimental overweighting in the sector versus the Russell 1000 Growth Index. The largest positive contributor was a new holding, DLF Limited, which is one of the largest real estate developers in India and offers high-quality exposure to the country’s property sector. Its long history as a prominent property developer, solid balance sheet, and strong management should enable the company to benefit from the long-term growth potential stemming from increased property ownership of India’s rising middle class.

Another top contributor was State Street, a market share leader in both trust services and asset management, which continued to perform well despite fallout from the subprime mortgage sector, which affected many other financial stocks. Due to our growing concern about the subprime mortgage market, we eliminated several of the more exposed companies in the portfolio, including Countrywide, Etrade, UBS, and Citigroup. We also initiated new positions in McGraw-Hill (owner of S&P) and Moody’s, as we believe that the current credit crunch will eventually subside and the rating agencies will be well positioned to resume their consistent track record of earnings growth.

Investments in consumer staples, where we were also slightly underweight versus the index, were among the most detrimental to fund performance. Whole Foods Market retreated, giving back some gains from earlier in the year. Nonetheless, we believe that the world’s leading retailer of natural and organic foods is well positioned for a multiyear period of accelerating earnings growth. We were net buyers within the sector during the past few months, initiating a position in Costco Wholesale and adding to Sysco. We also added to CVS Caremark since we are encouraged by growth in its pharmacy benefit management business.

Weak stock selection in energy, particularly in the equipment and services industry, also detracted from relative performance. Shares of Baker Hughes lagged as the company faces stiff headwinds from the costs of international startup efforts. The company does, however, have large new contracts in countries where it previously had no presence. Schlumberger, an oilfield services company, pulled back slightly in the final quarter from its level earlier in 2007. However, strong demand for its exploration services continues to drive profits. We are currently underweight in energy, with a focus on the energy equipment and services segment. We believe that current oil prices will lead to continued growth in this area.

Our underweight position as well as stock selection in information technology was another negative for the fund. Shares of Accenture, Class A, a global management consulting, technology services, and outsourcing company, slid amid concerns of slowing economic growth despite solid earnings in 2007. We trimmed our position because we share those concerns, but we are maintaining a position in the stock due to the company’s longer-term attractiveness. Hon Hai Precision, a leading electronic equipment and instrument maker that supplies components to PC wireless networking and handset manufacturers, did poorly. The company’s shares slid as a result of stronger employment-protection laws that could mean higher capital expenditures.

Semiconductors were also an area of poor performance for the fund during the second half of the year, with Marvell Technology Group, Maxim Integrated Products, and Analog Devices hurting the fund’s returns. Due to the prospects of a slower economic environment and a preference for other investment sectors, we reduced our holdings and weightings in this area, eliminating Analog Devices, Xilinx and ASML.

OUTLOOK

After trailing far behind small-cap and value-oriented stocks so far in this decade, large-cap growth stocks finally led the U.S. equity market in 2007. We expect this trend to continue through 2008 for several reasons, including favorable earnings enhanced by large-cap growth companies’ overseas exposure; a weak dollar; financial strength derived from strong free cash flow; record amounts of cash on their balance sheets; and supportive valuations.

While U.S. equities appear attractive from a historical valuation standpoint, several risks need to be considered. With a worsening housing market, issues with the subprime lending market, and low savings rates, the health of the American consumer is the largest risk to near-term equity performance. Rising commodity prices and their potential to induce broader price inflation is also a concern. However, with unemployment still historically low and the Federal Reserve cutting interest rates, we believe that the consumer will eventually resume more robust spending patterns.

Respectfully submitted,

P. Robert Bartolo
Chairman of the fund’s Investment Advisory Committee

January 18, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 31.63	$ 28.40	$ 26.67	$ 24.33	$ 18.58
Investment activities					
Net investment income	0.22	0.16	0.11	0.15	0.06
Net realized and unrealized gain	3.03	3.83	1.64	2.34	5.74
Total from investment activities	3.25	3.99	1.75	2.49	5.80
Distributions					
Net investment income	(0.21)	(0.19)	(0.02)	(0.15)	(0.05)
Net realized gain	(1.01)	(0.57)	–	–	–
Total distributions	(1.22)	(0.76)	(0.02)	(0.15)	(0.05)
NET ASSET VALUE					
End of period	**$ 33.66**	**$ 31.63**	**$ 28.40**	**$ 26.67**	**$ 24.33**

Ratios/Supplemental Data

Total return^	10.37%	14.05%	6.56%	10.24%	31.23%
Ratio of total expenses to average net assets	0.67%	0.70%	0.72%	0.74%	0.76%
Ratio of net investment income to average net assets	0.64%	0.53%	0.42%	0.72%+	0.29%
Portfolio turnover rate	51.2%	37.8%	36.2%	30.7%	35.0%
Net assets, end of period (in millions)	$ 21,493	$ 16,078	$ 11,155	$ 8,238	$ 5,651

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.42% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 31.39	$ 28.20	$ 26.52	$ 24.23	$ 18.54
Investment activities					
Net investment income	0.14	0.09	0.06	0.14	0.05
Net realized and unrealized gain	3.01	3.80	1.62	2.29	5.69
Total from investment activities	3.15	3.89	1.68	2.43	5.74
Distributions					
Net investment income	(0.13)	(0.13)	–	(0.14)	(0.05)
Net realized gain	(1.01)	(0.57)	–	–	–
Total distributions	(1.14)	(0.70)	–	(0.14)	(0.05)
NET ASSET VALUE					
End of period	**$ 33.40**	**$ 31.39**	**$ 28.20**	**$ 26.52**	**$ 24.23**

Ratios/Supplemental Data

Total return^	**10.12%**	**13.79%**	**6.33%**	**10.04%**	**30.97%**
Ratio of total expenses to average net assets	0.90%	0.92%	0.94%	0.93%	0.92%
Ratio of net investment income to average net assets	0.41%	0.30%	0.21%	0.72%+	0.15%
Portfolio turnover rate	51.2%	37.8%	36.2%	30.7%	35.0%
Net assets, end of period (in millions)	$ 3,664	$ 2,360	$ 1,232	$ 451	$ 91

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.59% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

R Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 31.21	$ 28.04	$ 26.44	$ 24.19	$ 18.56
Investment activities					
Net investment income (loss)	0.06	0.02	(0.01)	0.11	0.05
Net realized and unrealized gain	2.99	3.76	1.61	2.24	5.62
Total from investment activities	3.05	3.78	1.60	2.35	5.67
Distributions					
Net investment income	(0.04)	(0.04)	–	(0.10)	(0.04)
Net realized gain	(1.01)	(0.57)	–	–	–
Total distributions	(1.05)	(0.61)	–	(0.10)	(0.04)
NET ASSET VALUE					
End of period	**$ 33.21**	**$ 31.21**	**$ 28.04**	**$ 26.44**	**$ 24.19**

Ratios/Supplemental Data

Total return^	**9.85%**	**13.48%**	**6.05%**	**9.72%**	**30.56%**
Ratio of total expenses to average net assets	1.15%	1.17%	1.19%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets	0.17%	0.06%	(0.04)%	0.46%+	(0.14)%
Portfolio turnover rate	51.2%	37.8%	36.2%	30.7%	35.0%
Net assets, end of period (in thousands)	$ 912,697	$ 631,627	$ 387,550	$ 98,348	$ 12,778

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.60% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.2%		
CONSUMER DISCRETIONARY 9.1%		
Hotels, Restaurants & Leisure 2.9%		
International Game Technology	4,323,000	189,909
Las Vegas Sands (1)	1,439,300	148,320
Marriott, Class A	3,277,100	112,011
MGM Mirage (1)	477,000	40,078
Yum! Brands	6,796,000	260,083
		750,401
Household Durables 0.9%		
Harman International	1,115,700	82,238
TomTom (EUR) (1)	1,968,880	148,248
		230,486
Internet & Catalog Retail 1.7%		
Amazon.com (1)	2,910,000	269,583
Expedia (1)	5,735,772	181,365
		450,948
Media 2.4%		
McGraw-Hill	7,607,000	333,263
Naspers, N Shares (ZAR)	6,781,000	160,735
Shaw Communications, Class B	5,397,000	127,801
		621,799
Multiline Retail 0.9%		
Kohl's (1)	3,169,000	145,140
Target	1,736,000	86,800
		231,940
Specialty Retail 0.3%		
Bed Bath & Beyond (1)	2,732,200	80,299
		80,299
Total Consumer Discretionary		2,365,873

Real Estate Management & Development 0.9%		
DLF Limited (INR)	8,391,200	228,222
		228,222
Thrifts & Mortgage Finance 0.6%		
Housing Development Finance (INR)	2,100,155	152,065
		152,065
Total Financials		2,746,731
HEALTH CARE 14.6%		
Biotechnology 2.5%		
Celgene (1)	1,452,300	67,111
Genentech (1)	3,858,000	258,756
Gilead Sciences (1)	6,966,000	320,505
		646,372
Health Care Equipment & Supplies 4.6%		
Alcon	1,075,000	153,768
Becton, Dickinson and Company	1,917,000	160,223
Covidien	3,887,000	172,155
Medtronic	6,378,000	320,622
St. Jude Medical (1)	2,679,000	108,875
Stryker	2,115,000	158,033
Zimmer Holdings (1)	1,822,000	120,525
		1,194,201
Health Care Providers & Services 5.7%		
Aetna	6,243,000	360,409
Humana (1)	1,788,000	134,654
Laboratory Corporation of America (1)	2,798,400	211,363
McKesson	2,136,000	139,929
Medco (1)	1,885,400	191,180

WellPoint (1)	5,193,000	455,582
		1,493,117
Pharmaceuticals 1.8%		
Allergan	3,693,900	237,296
Roche Holding - Genusscheine (CHF)	613,300	105,959
Schering-Plough	4,859,800	129,465
		472,720
Total Health Care		3,806,410
INDUSTRIALS & BUSINESS SERVICES 10.8%		
Aerospace & Defense 0.9%		
General Dynamics	2,678,500	238,360
		238,360
Air Freight & Logistics 0.5%		
Expeditors International of Washington	3,137,000	140,161
		140,161
Airlines 0.7%		
Southwest Airlines	15,538,000	189,564
		189,564
Construction & Engineering 1.1%		
Foster Wheeler (1)	1,902,000	294,848
		294,848
Electrical Equipment 0.9%		
Schneider Electric (EUR)	1,723,000	233,471
		233,471
Industrial Conglomerates 3.7%		
GE	26,109,000	967,861
		967,861

Machinery 2.8%		
Danaher	5,810,000	509,769
Deere	1,283,200	119,492
Joy Global	1,294,000	85,171
		714,432
Trading Companies & Distributors 0.2%		
Fastenal	1,151,967	46,562
		46,562
Total Industrials & Business Services		2,825,259
INFORMATION TECHNOLOGY 22.3%		
Communications Equipment 3.8%		
Cisco Systems (1)	11,392,600	308,398
Corning	10,174,200	244,079
Juniper Networks (1)	6,173,400	204,957
QUALCOMM	5,632,000	221,619
		979,053
Computers & Peripherals 3.5%		
Apple (1)	3,229,000	639,600
Dell (1)	5,650,100	138,484
EMC (1)	7,237,100	134,104
		912,188
Electronic Equipment & Instruments 0.6%		
Hon Hai Precision (TWD)	26,940,000	167,781
		167,781
Internet Software & Services 4.3%		
Google, Class A (1)	1,177,000	813,872
VeriSign (1)	8,204,000	308,552
		1,122,424

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/07	12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 140,334	$ 75,624
Net realized gain	896,244	529,662
Change in net unrealized gain	1,174,075	1,538,594
Increase in net assets from operations	2,210,653	2,143,880
Distributions to shareholders		
Net investment income		
Investor Class	(128,866)	(92,822)
Advisor Class	(13,776)	(9,408)
R Class	(1,066)	(784)
Net realized gain		
Investor Class	(619,829)	(278,465)
Advisor Class	(107,035)	(41,250)
R Class	(26,923)	(11,173)
Decrease in net assets from distributions	(897,495)	(433,902)
Capital share transactions*		
Shares sold		
Investor Class	6,637,924	4,902,724
Advisor Class	2,009,781	1,297,609
R Class	503,559	288,101
Shares issued in connection with fund acquisition - Investor Class	–	83,464
Distributions reinvested		
Investor Class	697,327	335,072
Advisor Class	108,462	45,471
R Class	27,910	11,957
Shares redeemed		
Investor Class	(3,017,102)	(1,860,931)
Advisor Class	(983,906)	(407,020)
R Class	(297,048)	(111,429)
Increase in net assets from capital share transactions	5,686,907	4,585,018
Net Assets		
Increase during period	7,000,065	6,294,996
Beginning of period	19,069,558	12,774,562
End of period	**$ 26,069,623**	**$ 19,069,558**

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund—Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $853,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2007, the fund realized $44,156,000 of net gain on $101,115,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2007, were as follows:

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,591,761,000 and $11,738,270,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended December 31, 2007, the fund utilized $3,645,000 of capital loss carryforwards. As of December 31, 2007, the fund had $7,289,000 of capital loss carryforwards that expire in fiscal 2009, $3,645,000 that expire in fiscal 2010, and $3,645,000 that expire in fiscal 2011. Further, all of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use, related to being acquired through tax-free reorganizations.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $20,971,660,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2007, the fund had no deferred tax liability attributable to foreign securities, and $3,366,000 of foreign capital loss carryforwards that expire in 2013.

NOTE 5 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Large Cap Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 2,979,781 shares of the fund (with a value of $83,464,000) for all 7,056,568 shares of the acquired fund outstanding on June 16, 2006 with the same value. The net assets of the acquired fund at that date included $6,324,000 of unrealized appreciation and $20,171,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $12,226,750,000 immediately after the acquisition.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $153,000 for Price Associates, $3,071,000 for T. Rowe Price Services, Inc., and $5,387,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2007, the fund was allocated $977,000 of Spectrum Funds’ expenses and $9,696,000 of Retirement Funds’ expenses. Of these amounts, $8,140,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 4% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 25% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,186,396 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $121,063,000 from short-term capital gains,

• $740,862,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $240,408,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $182,993,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1980	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1994	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly
and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[121]	Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Growth Stock Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Growth Stock Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc., and T. Rowe Price Trust Company

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Growth Stock Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Trust Company

Barry Henderson (1966)	Vice President, T. Rowe Price; formerly Research
Vice President, Growth Stock Fund	Analyst, Soros Fund Management (to 2006)

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Growth Stock Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Growth Stock Fund	T. Rowe Price Investment Services, Inc.

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc., and T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
President, Growth Stock Fund	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Growth Stock Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008